                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report: (Date of earliest event reported): May 17, 2002
                                                           --------------


                             AMERISTEEL CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            1-5210                                        59-0792436
--------------------------------------------------------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)



  5100 W. Lemon Street, Tampa, Florida                       33609
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip code)


                                 (813) 286-8383
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



             -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            The Audit Committee of the Board of Directors of AmeriSteel Corporation (the "Company") annually considers and recommends to the Board the selection of the Company's independent auditor. As recommended by the Company's Audit Committee, the Company's Board of Directors on May 17, 2002 terminated the engagement of Arthur Andersen LLP ("Andersen") as the Company's independent auditor and engaged PricewaterhouseCoopers LLP to serve as the Company's independent auditor for 2002.

            Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on the Company's consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the publication of the Company's Annual Report to Stockholders and the filing of the Company's Annual Report on Form 10-K.

            During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

            The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 17, 2002, stating its agreement with such statements.

            During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult PricewaterhouseCoopers, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

                  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 17, 2002 regarding change in independent auditor


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        AMERISTEEL CORPORATION



Date: May 17, 2002                      By:  /s/ Tom J. Landa
                                           -------------------------------------
                                          Tom J. Landa, Chief Financial Officer







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                                INDEX TO EXHIBITS


Exhibit Number      Description
--------------      -----------
16.1                Letter from Arthur Andersen LLP to the Securities and Exchange
                    Commission dated May 17,2002 regarding change in independent auditor







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